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                                                                EXHIBIT 10


                            ARTHUR ANDERSEN LLP



               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included or made a part of this Registration Statement File No. 33-73570 for Hartford Life Insurance Company Separate Account Two on Form N-4.

                                       /s/ Arthur Andersen LLP


Hartford, Connecticut
June 3, 1997